                                                                   EXHIBIT 99.25


               COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
                     ROLLING THIRTEEN MONTH STATISTICAL DATA
                              (DOLLARS IN MILLIONS)


                                                      OCT-03         NOV-03          DEC-03          JAN-04         FEB-04
                                                      ------         ------          ------          ------         ------
LOAN PRODUCTION
Number of Working Days in the Period                          23              19              22             20              19
Average Daily Loan Applications                           $1,564          $1,479          $1,339         $1,776          $1,968
Mortgage Loan Pipeline (loans-in-process)                $42,650         $38,841         $32,969        $38,354         $43,760

Loan Fundings:
Consumer Markets Division                                 $8,198          $6,954          $7,670         $6,211          $7,326
Wholesale Lending Division                                 6,235           4,725           4,902          3,844           4,801
Correspondent Lending Division                            10,908           8,598           9,390          8,240           8,518
                                                  -----------------------------------------------------------------------------
Total Mortgage Banking                                    25,341          20,277          21,962         18,295          20,645
Capital Markets                                            2,314             829           1,489          1,013           1,046
Treasury Bank (1)                                          1,310           1,100           1,698          1,312           1,582
                                                  -----------------------------------------------------------------------------
TOTAL LOAN FUNDINGS                                      $28,965         $22,206         $25,149        $20,620         $23,273
                                                  =============================================================================

Loan Fundings in Units:
Consumer Markets Division                                 67,213          57,058          61,031         49,154          54,962
Wholesale Lending Division                                38,255          28,887          29,638         22,685          27,880
Correspondent Lending Division                            67,709          52,969          57,079         49,694          50,250
                                                  -----------------------------------------------------------------------------
Total Mortgage Banking                                   173,177         138,914         147,748        121,533         133,092
Capital Markets                                            9,266           4,629           6,357          4,680           3,491
Treasury Bank (1)                                         14,938          13,257          16,861         14,681          16,760
                                                  -----------------------------------------------------------------------------
TOTAL LOAN FUNDINGS IN UNITS                             197,381         156,800         170,966        140,894         153,343
                                                  =============================================================================

Loan Fundings:
Purchase (2)                                             $12,366          $9,852         $12,115         $9,274          $9,226
Non-purchase (2)                                          16,599          12,354          13,034         11,346          14,047
                                                  -----------------------------------------------------------------------------
TOTAL LOAN FUNDINGS                                      $28,965         $22,206         $25,149        $20,620         $23,273
                                                  =============================================================================

Government Fundings                                       $1,774          $1,370          $1,343         $1,161          $1,117
ARM Fundings                                             $10,676          $8,487          $9,679         $9,478         $10,293
Home Equity Fundings                                      $1,752          $1,620          $1,805         $1,564          $1,637
Subprime Fundings                                         $2,424          $2,029          $2,257         $2,009          $2,124


LOAN SERVICING (3)
Volume                                                  $621,000        $631,470        $644,855       $657,541        $669,076
Units                                                  4,923,935       5,001,743       5,080,621      5,162,726       5,234,634

Subservicing Volume (4)                                  $11,921         $13,671         $14,404        $15,871         $15,548
Subservicing Units                                       139,983         157,785         159,357        166,923         163,190

Prepayments in Full                                      $14,315         $11,403         $11,845         $9,387         $13,090
Bulk Servicing Acquisitions                               $1,845            $144          $1,054         $3,706          $3,123

Portfolio Delinquency - CHL (5)                            3.54%           3.90%           3.91%          3.71%           3.71%
Foreclosures Pending - CHL (5)                             0.50%           0.43%           0.43%          0.43%           0.44%



                                                      MAR-04         APR-04          MAY-04         JUN-04          JUL-04
                                                      ------         ------          ------         ------          ------
LOAN PRODUCTION
Number of Working Days in the Period                          23              22             20              22              21
Average Daily Loan Applications                           $2,455          $2,041         $1,945          $1,905          $2,006
Mortgage Loan Pipeline (loans-in-process)                $57,422         $54,836        $49,675         $47,317         $48,142

Loan Fundings:
Consumer Markets Division                                 $9,522         $11,115         $9,815          $9,804          $8,841
Wholesale Lending Division                                 6,993           7,727          6,208           5,913           5,376
Correspondent Lending Division                            12,029          14,362         11,986          11,560          10,405
                                                  -----------------------------------------------------------------------------
Total Mortgage Banking                                    28,544          33,204         28,009          27,277          24,622
Capital Markets                                            1,265             494          1,875           2,230           2,396
Treasury Bank (1)                                          2,502           2,147          1,931           2,496           2,686
                                                  -----------------------------------------------------------------------------
TOTAL LOAN FUNDINGS                                      $32,311         $35,845        $31,815         $32,003         $29,704
                                                  =============================================================================

Loan Fundings in Units:
Consumer Markets Division                                 68,664          75,880         68,759          69,912          63,813
Wholesale Lending Division                                39,820          42,114         34,247          33,270          30,710
Correspondent Lending Division                            67,815          77,570         65,425          65,668          60,992
                                                  -----------------------------------------------------------------------------
Total Mortgage Banking                                   176,299         195,564        168,431         168,850         155,515
Capital Markets                                            5,114           1,463          6,740           8,486           9,949
Treasury Bank (1)                                         23,351          21,909         21,779          26,627          26,236
                                                  -----------------------------------------------------------------------------
TOTAL LOAN FUNDINGS IN UNITS                             204,764         218,936        196,950         203,963         191,700
                                                  =============================================================================

Loan Fundings:
Purchase (2)                                             $13,127         $13,883        $14,575         $17,491         $17,541
Non-purchase (2)                                          19,184          21,962         17,240          14,512          12,163
                                                  -----------------------------------------------------------------------------
TOTAL LOAN FUNDINGS                                      $32,311         $35,845        $31,815         $32,003         $29,704
                                                  =============================================================================

Government Fundings                                       $1,530          $1,491         $1,235          $1,119          $1,039
ARM Fundings                                             $13,872         $15,739        $15,745         $17,259         $17,021
Home Equity Fundings                                      $2,088          $2,242         $2,272          $2,787          $2,838
Subprime Fundings                                         $2,759          $2,765         $3,044          $3,745          $3,785


LOAN SERVICING (3)
Volume                                                  $682,848        $693,768       $706,943        $726,227        $746,905
Units                                                  5,313,058       5,372,526      5,443,555       5,547,050       5,668,620

Subservicing Volume (4)                                  $15,307         $15,028        $15,289         $16,027         $16,843
Subservicing Units                                       166,514         163,842        163,931         163,396         172,602

Prepayments in Full                                      $18,317         $23,557        $17,593         $14,945         $12,430
Bulk Servicing Acquisitions                               $2,349          $1,122         $1,563          $1,634          $4,187

Portfolio Delinquency - CHL (5)                            3.20%           3.19%          3.49%           3.48%           3.51%
Foreclosures Pending - CHL (5)                             0.42%           0.38%          0.36%           0.37%           0.37%





                                                      AUG-04         SEP-04          OCT-04             YTD
                                                      ------         ------          ------             ---
LOAN PRODUCTION
Number of Working Days in the Period                          22              21             21               211
Average Daily Loan Applications                           $2,051          $2,098         $1,991            $2,029
Mortgage Loan Pipeline (loans-in-process)                $50,024         $50,887        $51,990

Loan Fundings:
Consumer Markets Division                                 $9,288          $9,164         $9,666           $90,752
Wholesale Lending Division                                 6,102           5,881          6,236            59,081
Correspondent Lending Division                            11,152          10,810          9,846           108,908
                                                  ----------------------------------------------  ----------------
Total Mortgage Banking                                    26,542          25,855         25,748           258,741
Capital Markets                                            1,592           2,123            729            14,763
Treasury Bank (1)                                          2,988           3,020          2,740            23,404
                                                  ----------------------------------------------  ----------------
TOTAL LOAN FUNDINGS                                      $31,122         $30,998        $29,217          $296,908
                                                  ==============================================  ================

Loan Fundings in Units:
Consumer Markets Division                                 67,019          64,123         67,098           649,384
Wholesale Lending Division                                34,422          32,818         33,390           331,356
Correspondent Lending Division                            64,659          60,219         55,413           617,705
                                                  ----------------------------------------------  ----------------
Total Mortgage Banking                                   166,100         157,160        155,901         1,598,445
Capital Markets                                            6,948          10,288          2,868            60,027
Treasury Bank (1)                                         28,829          28,736         28,081           236,989
                                                  ----------------------------------------------  ----------------
TOTAL LOAN FUNDINGS IN UNITS                             201,877         196,184        186,850         1,895,461
                                                  ==============================================  ================

Loan Fundings:
Purchase (2)                                             $17,797         $17,001        $14,884          $144,799
Non-purchase (2)                                          13,325          13,997         14,333           152,109
                                                  ----------------------------------------------  ----------------
TOTAL LOAN FUNDINGS                                      $31,122         $30,998        $29,217          $296,908
                                                  ==============================================  ================

Government Fundings                                         $961            $934           $832           $11,419
ARM Fundings                                             $18,278         $21,026        $16,341          $155,052
Home Equity Fundings                                      $3,056          $3,164         $3,036           $24,684
Subprime Fundings                                         $4,275          $3,894         $3,276           $31,676


LOAN SERVICING (3)
Volume                                                  $765,342        $785,992       $805,922
Units                                                  5,773,837       5,889,950      6,018,496

Subservicing Volume (4)                                  $16,312         $17,861        $16,869
Subservicing Units                                       169,665         174,079        171,273

Prepayments in Full                                      $13,232         $13,669        $14,336          $150,556
Bulk Servicing Acquisitions                               $4,626          $3,399         $8,241           $33,950

Portfolio Delinquency - CHL (5)                            3.57%           3.73%          3.92%
Foreclosures Pending - CHL (5)                             0.35%           0.35%          0.37%



                                     (more)

               COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
                     ROLLING THIRTEEN MONTH STATISTICAL DATA
                              (DOLLARS IN MILLIONS)


                                                      OCT-03         NOV-03          DEC-03          JAN-04         FEB-04
                                                      ------         ------          ------          ------         ------
LOAN CLOSING SERVICES (UNITS)
Credit Reports                                           518,308         420,843         405,336        533,055         547,704
Flood Determinations                                     217,134         173,044         172,325        188,682         195,380
Appraisals                                                53,783          44,475          47,004         44,146          51,425
Automated Property Valuation Services                    399,559         314,886         319,220        333,803         356,077
Other                                                     11,457           9,741          12,096         14,750          14,218
                                                  -----------------------------------------------------------------------------
TOTAL UNITS                                            1,200,241         962,989         955,981      1,114,436       1,164,804
                                                  =============================================================================

CAPITAL MARKETS
Securities Trading Volume (6)                           $208,429        $196,586        $179,390       $192,618        $221,082

BANKING
Assets Held by Treasury Bank (in billions)                 $17.1           $17.7           $19.4          $20.3           $21.8

INSURANCE
Net Premiums Earned:
Carrier                                                      $59             $54             $51            $56             $52
Reinsurance                                                   11              13              13             12              13
                                                  -----------------------------------------------------------------------------
TOTAL NET PREMIUMS EARNED                                    $70             $67             $64            $68             $65
                                                  =============================================================================

GLOBAL OPERATIONS
Global Home Loans Subservicing
Volume (in billions)                                        $100            $103            $106           $109            $112

WORKFORCE HEAD COUNT: (7)
Loan Originations                                         19,089          18,933          19,018         19,020          19,395
Loan Servicing                                             6,087           6,098           6,069          6,017           5,870
Loan Closing Services                                        844             841             820            914             925
Insurance                                                  1,882           1,856           1,823          1,781           1,768
Capital Markets                                              470             476             477            484             491
Global Operations                                          1,965           1,997           1,981          1,899           1,948
Banking                                                      777             800             803            799             819
Corporate Overhead & Other                                 3,282           3,282           3,307          3,347           3,366
                                                  -----------------------------------------------------------------------------
TOTAL WORKFORCE HEAD COUNT                                34,396          34,283          34,298         34,261          34,582
                                                  =============================================================================

PERIOD-END RATES
      10-Year U.S. Treasury Yield                          4.33%           4.34%           4.27%          4.16%           3.99%
      FNMA 30-Year Fixed Rate MBS Coupon                   5.34%           5.41%           5.28%          5.19%           5.00%


                                                      MAR-04         APR-04          MAY-04         JUN-04          JUL-04
                                                      ------         ------          ------         ------          ------
LOAN CLOSING SERVICES (UNITS)
Credit Reports                                           738,113         626,142        574,524         631,763         630,223
Flood Determinations                                     277,958         246,580        214,494         239,522         243,241
Appraisals                                                69,074          65,975         58,912          59,839          62,732
Automated Property Valuation Services                    439,015         473,601        456,663         480,364         467,030
Other                                                     16,379          16,058         13,583          15,332          13,252
                                                  -----------------------------------------------------------------------------
TOTAL UNITS                                            1,540,539       1,428,356      1,318,176       1,426,820       1,416,478
                                                  =============================================================================

CAPITAL MARKETS
Securities Trading Volume (6)                           $276,738        $274,862       $292,116        $314,599        $266,645

BANKING
Assets Held by Treasury Bank (in billions)                 $23.7           $24.9          $25.6           $27.2           $28.6

INSURANCE
Net Premiums Earned:
Carrier                                                      $50             $50            $48             $51             $54
Reinsurance                                                   12              13             13              13              13
                                                  -----------------------------------------------------------------------------
TOTAL NET PREMIUMS EARNED                                    $62             $63            $61             $64             $67
                                                  =============================================================================

GLOBAL OPERATIONS
Global Home Loans Subservicing
Volume (in billions)                                        $111            $108           $111            $110            $110

WORKFORCE HEAD COUNT: (7)
Loan Originations                                         20,560          21,696         22,400          23,035          23,114
Loan Servicing                                             5,802           5,828          5,864           5,908           5,910
Loan Closing Services                                        899             938            993           1,019           1,049
Insurance                                                  1,762           1,809          1,822           1,826           1,854
Capital Markets                                              494             513            517             529             540
Global Operations                                          1,993           1,961          1,965           1,955           1,929
Banking                                                      845             888            956           1,003           1,015
Corporate Overhead & Other                                 3,389           3,441          3,529           3,660           3,814
                                                  -----------------------------------------------------------------------------
TOTAL WORKFORCE HEAD COUNT                                35,744          37,074         38,046          38,935          39,225
                                                  =============================================================================

PERIOD-END RATES
      10-Year U.S. Treasury Yield                          3.86%           4.53%          4.66%           4.62%           4.50%
      FNMA 30-Year Fixed Rate MBS Coupon                   4.94%           5.59%          5.75%           5.59%           5.48%



                                                     AUG-04         SEP-04          OCT-04             YTD
                                                     ------         ------          ------             ---
LOAN CLOSING SERVICES (UNITS)
Credit Reports                                          677,931         657,661        660,351         6,277,467
Flood Determinations                                    265,888         239,230        237,386         2,348,361
Appraisals                                               74,314          78,118         77,388           641,923
Automated Property Valuation Services                   480,329         463,760        477,592         4,428,234
Other                                                    13,324          13,678         14,430           145,004
                                                 ----------------------------------------------  ----------------
TOTAL UNITS                                           1,511,786       1,452,447      1,467,147        13,840,989
                                                 ==============================================  ================

CAPITAL MARKETS
Securities Trading Volume (6)                          $240,678        $287,475       $239,128        $2,605,941

BANKING
Assets Held by Treasury Bank (in billions)                $30.9           $33.9          $36.4

INSURANCE
Net Premiums Earned:
Carrier                                                     $51             $50            $54              $516
Reinsurance                                                  13              14             14               130
                                                 ----------------------------------------------  ----------------
TOTAL NET PREMIUMS EARNED                                   $64             $64            $68              $646
                                                 ==============================================  ================

GLOBAL OPERATIONS
Global Home Loans Subservicing
Volume (in billions)                                       $109            $110           $112

WORKFORCE HEAD COUNT: (7)
Loan Originations                                        23,680          24,334         24,899
Loan Servicing                                            5,920           5,961          6,079
Loan Closing Services                                     1,072           1,100          1,113
Insurance                                                 1,845           1,881          1,880
Capital Markets                                             554             559            566
Global Operations                                         1,942           1,935          1,949
Banking                                                   1,083           1,164          1,184
Corporate Overhead & Other                                3,889           4,001          4,033
                                                 ----------------------------------------------
TOTAL WORKFORCE HEAD COUNT                               39,985          40,935         41,703
                                                 ==============================================

PERIOD-END RATES
      10-Year U.S. Treasury Yield                         4.13%           4.14%          4.05%
      FNMA 30-Year Fixed Rate MBS Coupon                  5.16%           5.23%          5.11%


(1) Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.

(2) Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(3) Includes warehouse loans and loans under subservicing agreements for other clients.

(4)     Subservicing volume for other clients.

(5) Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)     Includes trades with Mortgage Banking Division.

(7) Workforce Head Count includes full-time employees, contract, and temporary help.




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